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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 31, 2000
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                               THE VIALINK COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



000-21729                                                           73-1247666
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(Commission File Number)                                          (IRS Employer
                                                            Identification No.)



13800 Benson Road, Suite 100, Edmond, Oklahoma                           73013
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (405) 936-2500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

     On May 31, 2000, we entered into a Securities Purchase Agreement pursuant to which RGC International Investors, LDC paid us an aggregate of $10.0 million in consideration for (1) 960,315 shares of our common stock and (2) a warrant to purchase 768,492 shares of our common stock at initial exercise price of $12.06 per share. The exercise price may be subject to certain adjustments beginning one year from issuance, based on the market price of our common stock. The warrants can be exercised at any time on or before March 24, 2003.

     In connection with the Securities Purchase Agreement, we also granted RGC certain automatic and piggyback registration rights pursuant to a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we are required to file a registration statement to register the shares of common stock purchased by RGC and the shares issuable upon exercise of the warrants issued to them within 30 days of the closing of the transaction.

     Upon closing of the transaction with RGC, we issued to AGE Investments, Inc., a warrant to purchase 45,608 shares of our common stock at an exercise price of $13.15, as compensation for services rendered to us by A.G. Edwards & Sons, Inc. as our financial advisor in connection with that transaction. In addition, we amended our Registration Rights Agreement with AGE dated March 24, 2000 to provide certain piggyback registration rights with respect to the shares of common stock issuable upon exercise of these warrants.

     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, the Stock Purchase Warrant issued to RGC, the Registration Rights Agreement with RGC, the Common Stock Purchase Warrant issued to AGE and Amendment No. 1 to the Registration Rights Agreement with AGE, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3. 4.4, and 4.5, respectively, and are incorporated herein by reference. The Registration Rights Agreement with AGE is incorporated herein by reference to our Quarterly Report on Form 10-QSB for the fiscal quarter ending March 31, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

              4.1 Securities Purchase Agreement dated as of May 31, 2000, by and between The viaLink Company and RGC International Investors, LDC.

              4.2 Stock Purchase Warrant dated May 31, 2000 by The viaLink Company in favor of RGC International Investors, LDC.

              4.3 Registration Rights Agreement dated as of May 31, 2000 by and between The viaLink Company and RGC International Investors, LDC.

              4.4 Common Stock Purchase Warrant dated May 31, 2000 by The viaLink Company in favor of Age Investments, Inc.


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              4.5    Amendment No. 1 to Registration Rights Agreement dated as
                     of May 31, 2000 by and between The viaLink Company and AGE Investments, Inc.

              4.6(1) Registration Rights Agreement dated March 24, 2000 by and between The viaLink Company and AGE Investments, Inc.

             99.1 Press release announcing completion of private placement with RGC International Investors, LDC.

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(1)    Incorporated herein by reference to our Quarterly Report on Form 10-QSB for the fiscal quarter ending March 31, 2000.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE VIALINK COMPANY



Dated:  June 5, 2000              By: /s/ J. ANDREW KERNER
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                                          J. Andrew Kerner
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER       DESCRIPTION OF EXHIBIT
      4.1            Securities Purchase Agreement dated as of May 31, 2000, by and between The viaLink Company and RGC International
                     Investors, LDC.
      4.2            Stock Purchase Warrant dated May 31, 2000 by The viaLink
                     Company in favor of RGC International Investors, LDC.
      4.3            Registration Rights Agreement dated as of May 31, 2000 by
                     and between The viaLink Company and RGC International
                     Investors, LDC.
      4.4            Common Stock Purchase Warrant dated May 31, 2000 by The
                     viaLink Company in favor of Age Investments, Inc.
      4.5            Amendment No. 1 to Registration Rights Agreement dated as
                     of May 31, 2000 by and between The viaLink Company and AGE
                     Investments, Inc.
      4.6(1)         Registration Rights Agreement dated March 24, 2000 by and
                     between The viaLink Company and AGE Investments, Inc.
     99.1            Press release announcing completion of private placement
                     with RGC International Investors, LDC.

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(1)    Incorporated herein by reference to our Quarterly Report on Form 10-QSB for the fiscal quarter ending March 31, 2000.